                                                                    EXHIBIT 10.8


                              EMPLOYMENT AGREEMENT


    AGREEMENT made as of December 1, 1996, by and between NAB ASSET CORPORATION, a Texas corporation (the "COMPANY"), and MICHAEL W. CATON whose address is 20 Chelsea Point, Monarch Beach, CA 92629 (the "EMPLOYEE").


                                  WITNESSETH

    WHEREAS, the Employee is currently serving as President and Chief Operating Officer of the Company; and

    WHEREAS, the Company desires to continue to enjoy the benefits of the Employee's managerial services upon the terms and conditions set forth in this Agreement, and the Employee is willing to continue to provide such services on such terms and conditions.

    NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Agreement the parties agree as follows:

    THE PROVISIONS OF SECTIONS 1 THROUGH 6 OF THIS AGREEMENT ARE SUBJECT TO THE PROVISIONS OF SECTION 7 HEREOF.

SECTION 1. TERM OF EMPLOYMENT.
-----------------------------

    Subject to the terms and provisions of Section 6, the Company shall employ the Employee, and the Employee accepts employment by the Company, on the terms and conditions contained in this Agreement for a period commencing on the date hereof and ending on June 30, 1999 (the "EMPLOYMENT PERIOD").

SECTION 2. DUTIES: ETC.
----------------------

    The Employee shall serve as the Company's President and Chief Operating Officer and shall perform such services and duties for the Company consistent with such position as the Board of Directors of the Company or its designee may reasonably assign or delegate to him from time to time, and, subject to
Section 6, he shall serve as such during the Employment Period unless and until the Board of Directors of the Company removes him from such position prior thereto. The Employee shall also serve, if elected, as a director of the Company without additional compensation. The Employee also agrees to serve, if elected or appointed, as a managerial employee, officer and/or director of (i) any corporation which is the surviving corporation of any merger or consolidation involving the Company or otherwise becomes a successor to the Company (a "SUCCESSOR"), (ii) any corporation which is or becomes a subsidiary of the Company (a "SUBSIDIARY"), (iii) any corporation which owns 80% or more of the common stock of the Company (a "PARENT") and/or (iv) any division of a Successor or a Subsidiary or a Parent, all without additional compensation.
The

Employee shall devote his entire time, energy and skill during regular business hours to the affairs of the Company (and/or any Successor, Parent or Subsidiary) and to the promotion of their interests.

SECTION 3. COMPENSATION: BENEFITS: BONUS
----------------------------------------

    (a) SALARY. As full compensation for his services and covenants under this Agreement and subject to the provisions of Section 6, the Company shall pay the employee a salary at the following annual rates during the Employment Period:

                         Period            Annual Salary Rate
                    -----------------      ------------------
                    11/01/96-12/31/96            $160,000
                    01/01/97-12/31/97            $185,000
                    01/01/98-06/30/99            $210,000

    The annual salary rates specified above may be increased at the discretion of the Company's Board of Directors depending upon the size of and scope of the operations of the Company and its subsidiaries. Such salary shall be payable in accordance with the Company's regular payroll practices for its full-time managerial employees, prorated for any partial month, but no less frequently than monthly.

    (b) BENEFITS. (i) Subject to Section 6, the Company shall provide the following benefits to the Employee during the Employment Period:

            (A) The Company shall include the Employee in any group medical, health and dental insurance coverages which may hereafter be adopted and maintained from time to time by the Company for its full-time managerial employees, such participation to be upon the same terms and conditions as apply generally to such employees.

            (B) The Employee shall be entitled to participate and be included in any pension, profit-sharing, "401K" or other retirement plan which may hereafter be adopted and maintained from time to time by the Company for the benefit of its full-time managerial employees, such participation to be upon the same terms and conditions as apply generally to such employees.
    As of the date of this Agreement, the Company has no such plans in effect.

            (C) The Employee shall be entitled to participate in and be included in any long-term disability plan which may hereafter be adopted and maintained from time to time by the Company for the benefit of its full-time managerial employees, such participation to be upon the same terms and conditions as apply generally to such employees. As of the date of this Agreement, the Company has no such plan in effect.

            (D) The Employee shall be entitled to vacation, with pay, of 15 working days per year (up to five of which may be carried forward to the next year) and to such holidays and similar rights and privileges as are enjoyed generally in accordance with policies and practices established from time to time by the Company.

            (E) The Company shall pay the Employee the sum of $550 per month as car allowance. The Company shall not be responsible for any costs or expenses associated with the Employee's car, it being understood that the same are the Employee's responsibility.

            (F) The Employee shall be entitled to participate in other employee benefits which hereafter may be provided by the Company for its full-time managerial employees, such participation to be on the same terms and conditions as apply generally to such employees, except that the Employee shall not be entitled to participate in any stock option, bonus or incentive compensation plan or arrangement, except as otherwise provided in this Agreement or in any other agreement in writing between the Company and the Employee.

    (ii) If any benefits provided by the Company to the Employee are determined to constitute, in whole or in part, taxable income to him, then, in such case, the Company shall be entitled to withhold from the Employee's salary such additional amounts in respect thereof as are required to be withheld therefrom by applicable law.

    (c) EXPENSE REIMBURSEMENT. The Company will reimburse the Employee for all
        ---------------------
documented expenses that he properly and reasonably incurs during the Employment Period in the performance of his duties under this Agreement to the extent that such expenditures meet the requirements of the Internal Revenue Code for deductibility by the Company for federal income tax purposes and are substantiated by the Employee as required by the Internal Revenue Service.

SECTION 4. BONUS: LONG-TERM DEFERRED INCENTIVE PLAN.
---------------------------------------------------

    (a) BONUS. The Employee shall be eligible to receive a bonus in respect of
        -----
each fiscal year of the Company during the Employment Period in an amount up to 50% of his salary for such year. One-half of bonus will be based upon actual performance of the Company as measured against its annual budget approved by the Company's Board of Directors. The remaining portion of the bonus will be based upon other factors in the discretion of the Board of Directors.

    (b) LONG TERM DEFERRED INCENTIVE PLAN.
        ----------------------------------

    (i) As used in this Section 4(b), the following terms have the following meanings:

            "Cost Basis" means, with respect to an Equity Interest in a Subsidiary, the sum of (A) the aggregate amount paid by the Company or any other Subsidiary to purchase such Equity Interest on or prior to the Determination Date plus (B) the amount of all contributions to the capital of such Subsidiary made by the Company and/or any other Subsidiary on or prior to the Determination Date.

            "Determination Date" means the earlier to occur of (A) June 30, 2001 or (B) the end of the calender month next preceding the calender month in which the Employee's employment with the Company terminates.

            "Economic Incentive Value" means, with respect to an Equity Interest, the amount obtained by subtracting (A) the Cost Basis of such Equity Interest from (B) the fair market value of such Equity Interest as of the Determination Date determined in accordance with Section 4(b)(ii). Economic Incentive Value maybe a negative number.

            "Equity Interest" means, with respect to any Subsidiary, all of the shares of the capital stock of such Subsidiary which are owned by the Company or any other Subsidiary on the Determination Date.

            "LTDIP Amount" means an amount equal to five percent (5%) of the sum of the Economic Incentive Values of all Equity Interests.

            "Payment Dates" means June 30, 2002; June 30, 2003; and June 30,
         2004.

            "Subsidiary" means a corporation a majority of whose voting stock is owned by the Company directly or indirectly on the Determination Date.

    (ii) If the Company is obligated to pay the LTDIP Amount to the Employee pursuant to Section 4(b)(iii), the fair market value of each Equity Interest shall be determined in good faith by the Company's Board of Directors and provided to the Employee in writing (the "DETERMINATION NOTICE") within 9O days after the Determination Date. The Determination Notice shall also set forth the LTDIP Amount as determined by the Board of Directors and the calculation thereof. If the Employee objects to the fair market value of any Equity Interest proposed in the Determination Notice (each item so objected to being herein referred to as "Disputed Value Amount"), he shall give notice thereof in writing (the "OBJECTION NOTICE") to the Company within 30 days after the Determination Notice is given. The Objection Notice shall identify each Disputed Value Amount, set forth the Employee's basis for objecting thereto, state the amount proposed by the Employee for such fair market value and his calculations thereof. If the Employee fails to give an Objection Notice within such 30-day period, the Board's determination as set forth in the Determination Notice shall be deemed to be accepted and agreed to by the Employee in its entirety, and it shall be binding on the parties. If the Employee gives an Objection Notice, and if the parties are unable to reach agreement on all Disputed Value Amounts within 30 days thereafter, then, in such case, the fair market value of each Equity Interest which then remains in dispute shall be determined in writing (the "VALUATION REPORT") by a nationally recognized investment firm (the "VALUATION FIRM") which is engaged in the valuation of businesses and their securities. The Valuation Firm shall be selected by the Company's Board of Directors. If the Valuation Firm determines that the fair market value of any Equity Interest which is in dispute is greater than the fair market value thereof specified in the Determination Notice, then, in such case, the Company shall pay the fees and costs of such determination by the Valuation Firm. If the Valuation Firm determines that the fair market value of an Equity Interest which then remains in dispute is equal to or less than the fair market value thereof specified in the Determination Notice, the Employee shall be obligated to reimburse the Company on demand for the entire amount of the fees and costs of such determination by the Valuation Firm. The Company shall be entitled, but not obligated, to collect any such reimbursement obligation of the Employee by offset against the Company's payment obligations under Section 4(b) (iii) in the order of their maturity. The determination of the fair market value of any Equity Interest set forth in the Valuation Report shall be conclusive and binding on the parties. The Company shall provide the Employee with a copy of the Valuation Report promptly upon its receipt thereof.

    (iii) On each of the Payment Dates, the Company shall pay to the Employee an amount equal to one-third of the LTDIP Amount; provided, however, that the
                                               --------- -------
Company shall not be obligated to pay, and the Employee shall not be entitled to receive payment of, any LTDIP Amount if prior to June 30, 2001 his employment with the Company is terminated for "cause" (as defined in Section 6(b)) or by his resignation.

SECTION 5.  LOYALTY. NON-COMPETITION AND CONFIDENTIALITY.
--------------------------------------------------------

    (a) NON-COMPETITION. The Employee agrees and covenants that, except for the
        ---------------
benefit of the Company (and/or any Successor, Parent or Subsidiary) during the Non-Competition Period (as defined in Section 5(b)) he will not engage, directly or indirectly (whether as officer, director, consultant, employee, representative, agent, partner, owner, stockholder or otherwise), in any business engaged in by the Company in the Non-Competition Area (as defined on Section 5(c)). It is the parties express intention that if a court of competent jurisdiction finds or holds the provisions of this Section 5(a) to be excessively broad as to time, duration, geographical scope, activity or subject, this Section 5(a) shall then be construed by limiting or reducing it so as to comport with then applicable law.

    (b) NON-COMPETITION PERIOD. As used herein, the term "Non-Competition
        ----------------------
Period" means the period beginning on the date hereof and ending on a date which is two years after the later to occur of (i) the date on which the Employment Period ends or (ii) the date on which the Employee's employment with the Company terminates (whether before or after the end of the Employment Period); provided,
                                                                       ---------
however, that if the Employee's employment is terminated by the Company without
-------
"cause" pursuant to Section 6(a)(ii), the Non-Competition Period shall end on the date of such termination.

    (c) NON-COMPETITION AREA. As used herein, the term "Non-Competition Area"
        --------------- ----
means anywhere in the United States of America.

    (d) OTHER EMPLOYEES. The Employee agrees that during the Non-Competition
        ----- ---------
Period he shall not, directly or indirectly, for his own account or as agent, servant or employee of any business entity, engage, hire or offer to hire or entice away in any other manner persuade or attempt to persuade any officer, employee, or agent of the Company or any Subsidiary to discontinue his or her relationship with the Company or any Subsidiary.

    (e) CONFIDENTIALITY. THE Employee acknowledges that he has learned and will
        ---------------
learn Confidential Information, as defined in Section 5(f), relating to the business of the Company. The Employee agrees that he will not, except in the normal and proper course of his duties, disclose or use or enable anyone else to disclose or use, either during the Non-Competition Period or subsequently thereto, any such Confidential Information without prior written approval of the Board of Directors of the Company.

    (f) CONFIDENTIAL INFORMATION. "CONFIDENTIAL INFORMATION" shall include, but
        ------------------------
not be limited to, the following types of information and regarding the Company: corporate information, including contractual arrangements, plans, strategies, tactics, policies, resolutions, copyrights and patent applications, and any litigation or negotiations; marketing information, including sales or product plans, strategies, tactics, methods, customers, prospects, or market research data; financial information, including cost and performance data, debt arrangement, equity structure, investors, and holdings; operational information, including trade secrets, secret formulae, control and inspection practices, credit evaluation criteria, servicing and collection methods and techniques and personal information, including personnel lists, resumes, personal data, organizational structure and performance evaluations. Confidential Information is limited to that information which is not generally known in the industries in which the Company or any Subsidiary operates, and does not include skills, knowledge, and experience acquired by the Employee during his employment with the Company or any prior employer.

    (g) CORPORATE DOCUMENTS. The Employee agrees that all documents of any
        -------------------
nature pertaining to activities of the Company or to any of the foregoing matters in his possession now or at any time during the Non-Competition Period, including, without limitation, memoranda, notebooks, notes, data sheets, records and blueprints, are and shall be the property of the Company and that they and all copies of them shall be surrendered to the Company whenever requested by the Company from time to time during the Non-Competition Period or thereafter and with or without request upon termination of the Employee's employment with the Company.

    (h) EQUITABLE REMEDIES. In the event of a breach by the Employee of
        ------------------
any of the provisions of this Section 5, the Company, in addition to any other remedies it may have, shall be entitled to an injunction restraining the Employee from doing or continuing to do any such act in violation of this
Section 5.


SECTION 6. TERMINATION OF EMPLOYMENT
------------------------------------

    (a) The Employee's employment as provided in Section 1 may be terminated by the Company at any time:

    (i) for "cause" in accordance with Section 6(b);

    (ii) without "cause" , or

    (iii) upon the failure by the Employee to fully perform his duties under this Agreement for an aggregate of 9O days (exclusive of vacation days and up to 14 "sick days" per year) or more during any consecutive 12-month period by reason of illness or physical or mental disability.

    (b) The Company shall be entitled to terminate the employment of the Employee for "cause" if (i) the Employee grossly neglects or willfully fails or refuses to perform fully his duties and obligations under this Agreement,
(ii) he violates or breaches any of his covenants in Section 5 hereof, (iii) he is convicted of a felony or crime involving moral turpitude, (iv) he commits any fraudulent or dishonest act that results in material injury to the Company or any Subsidiary or Parent, (v) he suffers from drug addition or alcohol abuse to such extent that, in the reasonable and good faith judgment of the Board of Directors, his ability to perform his duties hereunder is materially impaired,
(vi) he makes defamatory or derogatory remarks, orally or in writing, about the Company, (excluding remarks made in good faith to senior officers or directors of the Company for proper business purposes such as, for example, improving operations, increasing sales, etc.) or (vii) he wilfully fails to follow the instructions of the Board of Directors of the Company or the instructions of persons reasonably designated by the Board to issue instructions to him relating to the performance of his duties to the Company.

    (c) In the event that the Employee resigns his employment with the Company or if his employment is terminated for "cause" pursuant to Sections 6(a)(i) and 6(b), (i) the Company's obligation to pay him salary and provide him benefits hereunder shall cease as of the date of termination except for unpaid salary earned prior thereto and except, in the case of health insurance, to the extent otherwise required by applicable law, (ii) the Company shall not be obligated to pay the Bonus, if any, or any portion thereof in respect of the fiscal year of termination or any subsequent fiscal year and (iii) the Company shall be entitled to such relief and remedies as may be available to it at law and/or in equity.

    (d) In the event that the Employee's employment with the Company is terminated by reason of the death of the Employee, then, in such case, the Company shall (i) subject to Section 6(g), continue the health insurance coverage (if any is in effect on the date of death) provided by the Company for the Employee's dependents (if the Company is providing such coverage for such dependents on the date of death) for the period required by applicable law (provided, however, that if the Company terminates such health insurance
 --------  -------
coverage, if any, for its employees or their dependents generally, the Company may discontinue such coverage for such dependents on the date of such general termination), (ii) within 9O days after the end of the fiscal year in which his death occurs, pay to the Employee's spouse (or his estate if there be no surviving spouse) that portion of the Bonus, if any, for such fiscal year which is determined by multiplying the full amount of such bonus (calculated as if the Employee were an employee hereunder for the entire fiscal year) by a fraction the denominator of which is 365 and the numerator of which is the number of days in the period from the beginning of such fiscal year to the date of death, and
(iii) the Company shall not be obligated to provide or continue to provide any other benefits or compensation.

    (e) In the event that the Company terminates the employment of the Employee without "cause" pursuant to Section 6(a) (ii), then subject to Sections 6(g) and 6(h), the Company shall (i) continue the health insurance coverage (if any is in effect on the date of termination) provided by the Company for the Employee and for the Employee's dependents (if the Company is providing such coverage for such dependents on the date of termination) for the period required by applicable law (provided, however, that if the Company terminates such health
                --------- -------
insurance coverage, if any, for its employees or their dependents generally, the Company may discontinue such coverage for the Employee and his dependents on the date of such general termination), (ii) continue to pay the Employee the salary provided for in Section 3(a) for a period ending on the later to occur of (A) June 30, 1999 and (B) a date which is the first anniversary of the date of such termination and (iii) within 9O days after the end of the fiscal year in which such termination occurs, pay to the Employee that portion of the Bonus, if any, for such fiscal year which is determined by multiplying the full amount of such bonus (calculated as if the Employee were an employee hereunder for the entire fiscal year) by a fraction the denominator of which is 365 and the numerator of which is the number of days in the period from the beginning of the fiscal year to the date of termination. After any termination pursuant to this Section 6(e), the Company shall not be obligated to provide any benefits to the Employee or his dependents other than health insurance in accordance with the foregoing provisions of this Section 7(e).

    (f) In the event that the Company terminates the employment of the Employee pursuant to Section 6 (a)(iii) by reason of the disability of the Employee, subject to Sections 6(g) and 6(h), the Company shall (i) continue the health insurance coverage (if any is in effect on the date of termination) provided by the Company for the Employee and his dependents (if the Company is providing such coverage to such dependents on the date of termination) for the period required by applicable law (provided, however, that if the Company terminates
                            --------- -------
such health insurance coverage, if any, for its employees or their dependents generally, the Company may discontinue such coverage for the Employee and his dependents on the date of such general termination), (ii) continue to pay to the Employee the salary provided for in Section 3(a) for a period ending on the later to occur of (A) June 30, 1999 and (B) a date which is the first anniversary of the date of termination and (iii) within 9O days after the end of the fiscal year in which such termination occurs, pay to the Employee that portion of the Bonus, if any, for such fiscal year which is determined by multiplying the full amount of the Bonus (calculated as if the Employee were an employee hereunder for the entire fiscal year) by a fraction the denominator of which is 365 and the numerator is which is the number of days in the period from the beginning of such fiscal year to the date of termination. The Company's obligation to make salary continuation payments under this Section 6(f) shall be reduced dollar-for-dollar by any benefits which the Employee receives under any policy of disability insurance for which the Company has paid the premiums (directly or indirectly).

    (g) Notwithstanding any of the foregoing provisions of this Section 6 requiring that the Company provide health insurance coverage to the Employee and/or his dependents after the date of termination of employment, the Company shall not be obligated to provide such coverage (and shall not be in breach hereof for failing to provide the same) if the Employee or his dependents are not eligible for such continued coverage under the terms of the applicable insurance policies or the rules of the insurer.

    (h) If, pursuant to this Section 6, the Company becomes obligated to make salary continuation payments to the Employee after the termination of his employment, the Company shall be entitled to make such payments in installments in accordance with the Company's regular payroll practices for its full-time managerial employees, prorated for any partial month. Any continuation of salary provided for in this Section 6 shall be offset dollar-for-dollar by any salary and/or other compensation received or earned by the Employee during the period of salary continuation for services rendered by him as an employee, consultant or otherwise to any person, corporation or other entity.

    (i) The Company's obligations to the Employee with respect to the Long Term Deferred Incentive Plan after termination of employment are governed by the provisions of Section 4(b) and not by the provisions of Sections 6(a) through 6(h).

SECTION 7.  LEASING ARRANGEMENT.
-------------------------------

    (a) As of the date hereof, the Employee is an employee of Staff Leasing, Inc. ("SLI") and is providing the services described in Section 1 to the Company (on a full-time basis) pursuant to a lease agreement between SLI and the Company (the "Lease Agreement"). The Employee receives his compensation and benefits directly from SLI. He receives no compensation or benefits directly from the Company. In effect, the Company is leasing the Employee's services from SLI and is making lease payments to SLI for the same.

    The Company entered into the Lease Agreement upon the recommendation and at the request of the Employee. The terms of the Lease Agreement were negotiated by the Employee. The salary, benefits and other compensation provided by SLI to the Employee are comparable to the salary, benefits and other compensation provided for in Section 3, and it is the intention of the parties that such comparability shall continue for so long as the Lease Agreement is in effect.

    (b) For so long as the Lease Agreement is in effect, the Company shall have no obligation to pay any salary, benefits or other compensation directly to the Employee pursuant to Section 3 (and shall have no payroll related obligations in respect thereof), and the Employee shall look solely to SLI for the payment or provision thereof. The Company's only obligation in respect thereof shall be to make the lease payments to SLI under the Lease Agreement in amounts sufficient to support the contemplated salary, benefits and other compensation to be paid or provided to the Employee. Further, the Company shall have no liability or obligation to the Employee in the event that it is determined at any time that the salary or benefits paid or provided to the Employee are less than, or less favorable to the Employee, than those contemplated by Section 3, it being understood and agreed that the Employee has negotiated the terms of the Lease Agreement and the terms of his compensation from SLI. The Employee shall be responsible for ensuring that the terms of the leasing arrangement with SLI provide him with salary benefits and other compensation comparable to those provided for in Section 3.

    (c) The Company shall have the right at any time to terminate the Lease Agreement and thereafter to (i) employ the Employee directly in accordance with the terms of this Agreement (other than the terms of this Section 8) or
(ii) employ the Employee indirectly through another leasing company provided that the salary, benefits and other compensation provided by such other leasing company are at all times comparable to those provided for in Section 3.

    (d) Except to the extent otherwise provided in this Section 8, all of the terms and provisions of this Agreement shall apply and be effective regardless of whether the Employee is employed indirectly through SLI (or any replacement leasing company) or directly, except that in the event of a termination of the Employee's direct or indirect employment with the Company at a time when the Employee is indirectly employed (through SLI or any replacement leasing company), the Company shall have the option of satisfying its obligations under
Section 6 directly or through SLI or any replacement leasing company and except that the Company shall have the option of satisfying any other payment obligations under this Agreement directly or through SLI (for so long as the Lease Agreement is in effect) or any replacement leasing company. Without limiting the generality of the preceding sentence, for purposes of this Agreement only and for purposes of determining the rights and obligations of the parties hereunder, the Employee shall be deemed to be an employee of the Company at all times during which he renders the services provided for in Section 1 whether he renders such services as a direct employee of the Company of as an employee of SLI pursuant to the Lease Agreement or as an employee of any replacement leasing company.

SECTION 8. SUCCESSORS, ASSIGNS, ETC.
-----------------------------------

    This Agreement shall be binding upon and shall inure to the benefit of the Company and its successors and assigns (including without limitation any successor by merger). This Agreement shall be binding upon the Employee and shall inure to his benefit and to the benefit of his heirs, executors, administrators and legal representatives, but his duties hereunder shall not be assignable or delegable by the Employee.

SECTION 9. ENTIRE AGREEMENT: AMENDMENT.
--------------------------------------

    The Agreement constitutes the entire agreement between the Company and the Employee relating to his employment and the additional matters herein provided for. This Agreement may be amended or altered only by the written agreement of the Company and the Employee. This Agreement supersedes all prior agreements, if any, whether written or oral, between the Employee and the Company relating to the employment of the Employee, and all such prior agreements, if any, are hereby terminated and of no further force and effect.

SECTION 10. NOTICES.
-------------------

    All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if hand delivered or mailed by first class registered or certified mail, return receipt requested, postage and registry fees prepaid, addressed as follows: if to the Company, at 19200 Von Karman

Avenue, Suite 950, Irvine, California 93612, Attention: Chairman of the Board, or if to the Employee, at the address first set forth above, or to such other address as may have been furnished to the Company by the Employee as herein provided in writing. Such addresses may be changed by notice in writing to the other party as aforesaid.

SECTION 11.  APPLICABLE LAW: SEVERABILITY.
-----------------------------------------

    This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of laws. Each provision of this Agreement is severable from the others, and if any provision hereof shall be to any extent unenforceable it and the other provisions hereof shall continue to be enforceable to the full extent allowable. This Agreement may be executed in multiple counterparts each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


    IN WITNESS WHEREOF, the Employee has executed this Agreement and the Company has caused this Agreement to be executed on its behalf by its duly authorized officer, as of the day and year first above written.

THE COMPANY:                                THE EMPLOYEE:
NAB ASSET CORPORATION



By: /s/ CHARLES B. BRADLEY                    /s/ MICHAEL W. CATON
   ----------------------------------        -----------------------------------
    Charles B. Bradley                        Michael W. Caton
    Chairman of the Board